Summary of Significant Accounting Policies (Details) - Schedule of currency exchange rates	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2021 CNY (¥)
Schedule Of Currency Exchange Rates Abstract
Period-end spot rate	$ 1	¥ 6.7114	$ 1	¥ 6.3757	$ 1	¥ 6.4601
Average rate	$ 1	¥ 6.4835	$ 1	¥ 6.4515	$ 1	¥ 6.4718